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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 1998



                          AMERICAN GENERAL CORPORATION
               (Exact name of registrant as specified in charter)


                Texas                 1-7981              74-0483432
           (State or other       (Commission File       (IRS Employer
           jurisdiction of            Number)          Identification
            incorporation)                                 Number)


           2929 Allen Parkway, Houston, Texas              77019
           (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code:   (713) 522-1111

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                          AMERICAN GENERAL CORPORATION


Item 5.   Other Events.
          ------------

     On January 27, 1998, American General Corporation (the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the year ended December 31, 1997. Audited financials for such period are not yet available.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

           (c) Exhibits.  The following Exhibit is filed as part of this Report:

               Exhibit
               Number                    Description
               -------    -------------------------------------------------
                 99       Earnings Release issued by American General
                          Corporation on January 27, 1998 regarding certain of
                          its unaudited financial results for the year ended
                          December 31, 1997.

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                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AMERICAN GENERAL CORPORATION



Dated: January 27, 1998       By:   /s/  PAMELA J. PENNY
                                    -------------------------------------------
                                    Pamela J. Penny
                                    Vice President and Controller
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                                 EXHIBIT INDEX

Exhibit
Number                                   Description
------                    ---------------------------------------------
  99                      Earnings Release issued by American General
                          Corporation on January 27, 1998 regarding certain of
                          its unaudited financial results for the year ended
                          December 31, 1997.
